UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

Investment Technology Group, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 8, 2017. INVESTMENT TECHNOLOGY GROUP, INC. XXXX XXXX XXXX XXXX (located on the following page). You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. ONE LIBERTY PLAZA 165 BROADWAY NEW YORK, NEW YORK 10006 proxy materials and voting instructions. E28133-P89436 See the reverse side of this notice to obtain Meeting Information Meeting Type: Annual Meeting For holders as of: April 13, 2017 Date: June 8, 2017 Time: 11:30 AM Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/ITG2017 The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/ITG2017 and be sure to have the information that is printed in the box marked by the arrow

Before You Vote How to Access the Proxy Materials Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. How To Vote Please Choose One of the Following Voting Methods XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. E28134-P89436 Vote By Internet: Before The Meeting: Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow During The Meeting: Go to www.virtualshareholdermeeting.com/ITG2017. Have the information that is printed in the box marked by Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENTANNUAL REPORT ON FORM 10-K How to View Online: following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE:1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 25, 2017 to facilitate timely delivery.

The Board of Directors recommends that you vote FOR each of the following: The Board of Directors recommends you vote FOR the following proposal: 1. Election of Directors Nominees: 2. Advisory Vote to Approve Compensation of Named Executive Officers. 1a. Brian G. Cartwright The Board of Directors recommends you vote 1 YEAR on the following proposal: 1b. Minder Cheng 3. Advisory Vote on the Frequency of Future Advisory Votes on Compensation of Named Executive Officers. 1c. Timothy L. Jones The Board of Directors recommends you vote FOR the following proposals: 1d. R. Jarrett Lilien 4. Approval of the Amended and Restated Investment Technology Group, Inc. 2007 Omnibus Equity Compensation Plan. Ratification of the appointment of KPMG LLP as the company's independent registered public accounting firm for the fiscal year ending December 31, 2017. 1e. Kevin J. Lynch 5. 1f. Lee M. Shavel 1g. Francis J. Troise 1h. Steven S. Wood E28135-P89436 Voting Items

E28136-P89436